SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 21, 1999




                           YONKERS FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



      Delaware              0-277716                      13-3870836
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(State or other      (Commission File No.)    (IRS Employer Identification No.)
jurisdiction of incorporation)



                One Manor House Square, Yonkers, New York 10701
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (914) 968-4500



                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.     Other Events

     On April 21, 1999, the Registrant issued the attached press release announcing the its intention to repurchase up to 136,000 shares or approximately 5% of its shares in the open market.

Item 7.     Financial Statements and Exhibits

      (a)   Exhibits

            99.   Press release, dated April 21, 1999.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          YONKERS FINANCIAL CORPORATION




Date:  April 22, 1999               By:   /s/ Richard F. Komosinski
                                          --------------------------------
                                          Richard F. Komosinski, President


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